UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                May 25, 2004
              (Date of Report (Date of earliest event reported))

                           LONGVIEW FIBRE COMPANY
           (Exact name of Registrant as specified in its charter)


                                Washington
               (State or other jurisdiction of incorporation)


            0-1370                                   91-0298760
   (Commission File Number)              (I.R.S. Employer Identification No.)

          300 Fibre Way
       Longview, Washington                              98632
(Address of principal executive offices)              (Zip Code)


                               (360) 425-1550
            (Registrant's telephone number, including area code)


               _________________________________________
        (Former Name or Former Address, if Changed Since Last Report)





ITEM 7.  Financial Statements, ProForma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release issued May 25, 2004


ITEM 12.  Results of Operations and Financial Condition.

On May 25, 2004, Longview Fibre Company issued a press release announcing its first fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.




                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONGVIEW FIBRE COMPANY

                                       By:    L. J. MCLAUGHLIN
                                       Name:  L. J. MCLAUGHLIN
                                       Title: Senior Vice President-Finance,
                                               Secretary and Treasurer

Dated:  May 25, 2004



                             EXHIBIT INDEX

EXHIBIT
NUMBER        Exhibit Description

99.1          Press Release issued May 25, 2004